                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        May 19, 1994
                                                  ..............................

                         National Income Realty Trust
................................................................................
             (Exact name of registrant as specified in its charter)


        California                    0-9211                          94-2537061
................................................................................
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                    File No.)               Identification No.)



3878 Oak Lawn, Suite 300, Dallas, Texas                                 75219
................................................................................
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code     (214) 522-9910
                                                    ............................


................................................................................
         (Former name of former address, if changed since last report)
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Item 4.     Changes in Registrant's Certifying Accountant.

       BDO Seidman served as the independent accountant previously engaged as the principal accountant to audit the financial statements of National Income Realty Trust (the "Trust") for the year ended December 31, 1993. On May 19, 1994, the Trust's Board of Directors selected Arthur Andersen & Co. to serve the Trust as its independent accountant to audit the Trust's financial statements for the calendar year ended December 31, 1994. The failure of the Board of Directors to select BDO Seidman as the Trust's independent accountant to audit the financial statements for the year ended December 31, 1994 constituted BDO Seidman being "dismissed" (as such term is used in Item 304 of Regulation S-K).

      BDO Seidman's report on the Trust's financial statements for the year ended December 31, 1993 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the year BDO Seidman served as independent accountants to audit the financial statements of the Trust for the year ended December 31, 1993, and thereafter through the date hereof, the Trust has not had any disagreement with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report.

      The Trust has provided BDO Seidman with a copy of the foregoing disclosures at the same time as the filing of this report with the Commission and has requested such former accountant to furnish the Trust with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether BDO Seidman agrees with the statements made by the Trust herein and, if not, stating the respects in which it does not agree. A copy of the BDO
Seidman letter is attached to this Report as an Exhibit.

Item 7.    Financial Statements And Exhibits.

           (c) Exhibits. The following are filed herewith as Exhibits as required by Item 601 of Regulation S-K:

      Exhibit
      Designation                Description of Exhibit
      -----------                ----------------------

      16.1 Letter dated May 26, 1994 from BDO Seidman with respect to a change in certifying accountant.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL INCOME REALTY TRUST
                                             (Registrant)

                                         By  /s/ Katie Jackson
                                            -----------------------------------
                                            Katie Jackson, Vice President and
                                            Chief Accounting Officer

Dated: June 1, 1994

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